Exhibit No. 32.1
L2 Medical Development Company
File No. 0-54092
Form 10-Q
Quarter ended June 30, 2012

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of L2 Medical Development Company (the “Company”) on Form 10-Q for the period ended June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Lipton, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2013	/s/ Matthew Lipton
Matthew Lipton
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to L2 Medical Development Company and will be retained by L2 Medical Development Company and furnished to the Securities and Exchange Commission or its staff upon request.